Exhibit 10.6
PERLEGEN SCIENCES, INC.
AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
     THIS AMENDMENT NO. 1 to the Second Amended and Restated Stockholders’ Agreement is made as of December 22, 2005 (the “Effective Date”), between Perlegen Sciences, Inc. a Delaware corporation (the “Company”), the holders of the Company’s Common Stock and Series A Preferred Stock (each an “Investor” and collectively the “Investors”), and the holders of the Company’s Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock (each an “Prior Purchaser” and collectively the “Prior Purchasers”).
     WHEREAS, the Company is entering into the Series D-1 Preferred Stock Purchase Agreement dated as of even date herewith (the “Series D-1 Purchase Agreement”), by and among the Company and Pfizer Overseas Pharmaceuticals (the “Purchaser”), that provided for, among other things, the sale by the Company and the purchase by the Purchaser of the Series D-1 Preferred Stock.
     WHEREAS, the obligations in the Series D-1 Purchase Agreement are conditioned upon the execution and delivery of this Amendment;
     WHEREAS, the Company, the Investors and the Prior Purchasers are parties to that certain Second Amended and Restated Stockholders’ Agreement, dated as of February 1, 2005 (the “Stockholders’ Agreement”);
     WHEREAS, the parties to the Stockholders’ Agreement desire to amend the Stockholders’ Agreement pursuant to Section 15 of the Stockholders’ Agreement to add the Purchaser as a party and to provide the Purchaser with the rights and obligations thereunder.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The Company, the Investors holding a majority of the Common Stock and Series A Preferred Stock (as defined in the Stockholders’ Agreement), the Prior Purchasers holding a majority of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (as defined in the Stockholders’ Agreement) hereby amend the Stockholders’ Agreement to include Pfizer Overseas Pharmaceuticals as a “Holder” thereunder and to include the Series D-1 Preferred Stock as “Preferred Stock” thereunder.
     2. The definition of “Agreed Rate,” “Agreed Value,” “Certificate,” “Holders,” and “Preferred Stock” set forth in Section 1 of the Stockholders’ Agreement shall be amended in their entirety as set forth below:
     “‘Agreed Rate’ shall mean the product of (i) 0.20 multiplied by (ii) the result of (a) the number of days in the period commencing on the day that the Series B Stock, Series C Stock or Series D Stock or Series D-1 Stock, as applicable, is initially purchased by the Selling Purchaser and ending on the day immediately preceding the Section 4 Closing divided by (b) 365.”

     “‘Agreed Value’ shall mean an amount equal to the sum of (i) the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price, or the Original Series D-1 Price as applicable, and (ii) the product of (a) the Original Series B Issue Price, the Original Series C Issue Price, the Original Series D Issue Price or the Original Series D-1 Price, as applicable, multiplied by (b) the Agreed Rate.”
     “‘Certificate’ shall mean the Fourth Amended and Restated Certificate of Incorporation of the Company, as may be amended, modified or restated from time to time.”
     “‘Holders’ shall mean the Purchasers, the Investors and Pfizer Overseas Pharmaceuticals or, in each case, persons who have acquired shares from any of such persons or their permitted transferees or assignees in each case in accordance with the provisions of this Agreement.”
     “‘Preferred Stock’ shall have the meaning ascribed to such term in the recitals to this Agreement and shall include the Series D-1 Preferred Stock.”
     3. Two additional definitions for “Original Series D-1 Issue Price” and “Series D-1 Stock” are hereby added to Section 1:
     “‘Original Series D-1 Issue Price’ shall have the meaning ascribed to such term in the Certificate.”
     “‘Series D-1 Stock’ shall mean the Company’s Series D-1 Preferred Stock, par value $0.0001.”
     4. Sections 2.4(c)(i) and 2.4(c)(viii) shall be amended in their entirety as set forth below:
     “(i) the issuance of Common Stock upon the conversion of Series A Stock, Series B Stock, Series C Stock, Series D Stock or Series D-1 Stock.”
     “(viii) the issuance or deemed issuance of Common Stock or Preferred Stock upon exercise or conversion of any options or warrants, or upon the conversion of convertible securities outstanding as of the date of the first issuance of the Series D-1 Stock.”
     5. Sections 4(b) and 4(c) shall be amended in their entirety as set forth below:
     “4(b) Purchase Event Option. Each Purchaser shall have an option (the “Purchase Event Option”) for a period of ten (10) days from such Purchaser’s receipt of the Purchase Event Notice to elect to sell all, but not less than all, of the shares of Series B Stock, Series C Stock, Series D Stock and Series D-1 Stock owned by such Purchaser to Affymetrix at a price per share equal to the Agreed Value. Each Purchaser may exercise its Purchase Event Option by notifying Affymetrix of such exercise in writing before expiration of such ten (10) day period, which notice shall state the number of shares of Series B Stock, Series C Stock, Series D Stock and Series D-1 Stock owned by such Purchaser. If a Purchaser provides Affymetrix with such a notice (each, a “Selling Purchaser”), then such notice shall constitute an irrevocable commitment by such Selling Purchaser to sell all of the shares of Series B Stock, Series C Stock, Series D Stock and Series D-1 Stock owned by such Selling Purchaser to Affymetrix at a price per share equal to the Agreed Value.”
     “4(c) Purchase Event Option Closing. On or before the time set for the Section 4 Closing, each of the Selling Purchasers shall deliver to Affymetrix certificates representing such Selling Purchaser’s Series B Stock, Series C Stock, Series D Stock and Series D-1 Stock, duly endorsed for transfer or accompanied by duly executed stock powers, free and clear of all Liens. On or before the Section 4 Closing, each Selling Purchaser shall represent and warrant to and indemnify Affymetrix that (i) the agreement containing such representations, warranties and indemnities has been duly authorized, executed and delivered by or on behalf of such Selling Purchaser, (ii) such Selling Purchaser has full power, right and authority to transfer the shares to be sold by such Selling Purchaser and to enter into such agreement, (iii) immediately before the Section 4 Closing, such Selling Purchaser will have good and valid title to the shares to be sold by such Selling Purchaser free and clear of all Liens and, upon payment for and delivery of the shares, Affymetrix will acquire all of the rights of the Selling Purchaser in the shares to be sold by the Selling Purchaser and will acquire its interest in such shares free of any “adverse claim” (as defined in Section 8-102 of the Uniform Commercial Code) and (iv) delivery of the of the shares to be sold by such Selling Purchaser to Affymetrix will pass title to such shares free and clear of any Liens.”
     6. Section 15 shall be amended in its entirety as set forth below:
     “Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of: (i) as to the Company, the Company, (ii) as to the Investors, the written consent of the holders of a majority of the outstanding Common Stock or the Common Stock issued or issuable upon conversion of the Series A Stock then outstanding held by all the Investors and (iii) as to the Purchasers, the written consent of the holders of a majority of the outstanding Common Stock or the Common Stock issued or issuable upon conversion of the Series B Stock, Series C Stock, Series D Stock and Series D-1 Stock, voting as a single class, then outstanding held by all the Purchasers; provided that each Purchaser or Investor may waive his, her or its rights hereunder without obtaining the consent of any other Purchaser or Investor, respectively. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon the Purchasers, the Investors and the Company and their respective successors and assigns.”
     7. All notices and other communications under the Stockholder’s Agreement shall be made to Pfizer Overseas Pharmaceuticals at the address specified below and thereafter at such other address, notice of which is given in accordance with Section 11 of the Stockholders’ Agreement:
Pfizer Overseas Pharmaceuticals
2900 Cork Airport Business Park
Airport Road
Cork, Ireland
Attn: Legal Director

     with copies to:
Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Attn: General Counsel
Pfizer Global Research and Development
50 Pequot Avenue
New London, CT 06320
Attn: General Counsel
     8. The Stockholders’ Agreement as modified herein shall remain in full force and effect as so modified.
[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     The Parties have executed this Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement as of the Effective Date.

PERLEGEN SCIENCES, INC.

By:	/s/ Brad A. Margus

Name: Brad A. Margus
Title: President and Chief Executive Officer

Address:
Perlegen Sciences, Inc.
2021 Stierlin Court
Mountain View, California 94043
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

MAVERICK FUND LDC

By:	/s/ John McCafferty

Name:

Title:

Address:
Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn: John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

MAVERICK FUND USA, LTD.

By:	/s/ John McCafferty

Name:

Title:

Address: Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn: John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

MAVERICK FUND II, LTD.

By:	/s/ John McCafferty

Name:

Title:

Address Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn: John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

VULCAN VENTURES INC.

By:	/s/ W. Lance Conn

Name:	W. Lance Conn

Title:	Executive Vice President

Address:
Michael Kranda
505 5th Avenue South, Suite 900
Seattle, WA 98104
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

UNILEVER TECHNOLOGY VENTURES
FUND B.V.

By:	/s/ Loek Helderman

Name: Loek Helderman
Title:

By:	/s/ W.E.M. Mulders

Name: W.E.M. Mulders
Title: Director

Address:
Weena 45
3013 Rotterdam The Netherlands
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

BIOMEDICAL SCIENCES INVESTMENT
FUND PTE LTD

By:	/s/ Chu Swee Yeok

Name: Chu Swee Yeok
Title: Director

Address:
20 Biopolis Way
#09-01 Centros
Singapore 138668
Attention: Sim Sze Kuan
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

SB LIFE SCIENCE VENTURES I, L.P. Mr. Kazuhiko Kasai, Director SB Life Science Pte. Ltd. as general partner of SB Life Science Partners, L.P. as general partner of SB Life Science Ventures I, L.P.

By:	/s/ Kazuhiko Kasai

Name:	Kazuhiko Kasai

Title:	Director

Address:
24F, Tokyo Shiodome Building
1-9-1 Higashi Minato-ku Tokyo 105-7303, Japan

Attention: Mayo Hotta
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CMEA VENTURES LIFE SCIENCES 2000, L.P.

By:	/s/ Tom Baruch

Name: Tom Baruch
Title: General Partner

Address:
CMEA Ventures Life Sciences 2000 Limited
Partnership
One Embarcadero Center, Suite 3250
San Francisco, CA 94111-3600

Attn: Tom Baruch
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CMEA VENTURES LIFE SCIENCES 2000, CIVIL LAW PARTNERSHIP

By:	/s/ Tom Baruch

Name: Tom Baruch

Title: General Partner

Address:
CMEA Ventures Life Sciences 2000 Civil Law
Partnership
One Embarcadero Center, Suite 3250
San Francisco, CA 94111-3600

Attn: Tom Baruch
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

BSI SA.

By:	/s/ Thomas Streule

Name:	Thomas Streule

Title:	Assistant Vice President

By:	/s/ Patricia Solari

Name:	Patricia Solari

Title:	Vice President

Address:
BSI SA
Thomas Streule
Assistant Vice President
Securities Administration
Via Magatti 2
6901 Lugano
Switzerland
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

BSI — NEW BIOMEDICAL FRONTIER (SICAV)

By:	/s/ Raoul Paglia

Name:	Raoul Paglia

Title:	Manager

Address: BSI-New BioMedical Frontier
(SICAV)
Via Peri 23
6900 Lugano
Switzerland

Attn: Francesco Badaracco
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

ZAFFARONI REVOCABLE TRUST 1/24/86

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CSK VENTURE CAPITAL CO., LTD. as Investment Manager for Hitachi — CSK Internet Business Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CSK VENTURE CAPITAL CO., LTD. as Investment Manager CSK-4 Investment Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan
Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

/s/ Laura L. De Surraco
LAURA L. DE SURRACO

Address:
1732 West Selby Lane
Redwood City, CA 94061
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

THE 1989 LEECH LIVING TRUST

By:	/s/ Ana M. Leech

Name: Ana M. Leech

Title: Trustee

Address: The 1989 Leech Living Trust
3701 Brandy Rock Way
Redwood City, CA 94061

Attn: Ana Leech
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

/s/ Matilda Nieri
MATILDA NIERI

Address: Matilda Nieri
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

/s/ Alejandro A. Zaffaroni
ALEJANDRO A. ZAFFARONI
Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

ALEXANDER PETER ZAFFARONI 12/29/88 TRUST

By:	/s/ Matilda Nieri

Name:	Matilda Nieri

Title:	Trustee

Address:

Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CHARLES ADAM ZAFFARONI 12/29/88 TRUST

By:	/s/ Matilda Nieri

Name:	Matilda Nieri

Title:	Trustee

Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

/s/ Elisa Zaffaroni
ELISA ZAFFARONI
Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

/s/ Leah Zaffaroni
LEAH ZAFFARONI
Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

/s/ Donna L. Swanson
DONNA L. SWANSON
Address: Donna Swanson
c/o Technofyn Associates L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

AFFYMETRIX, INC.

By:	/s/ Barbara A. Caufield/mcs

Name:	Barbara A. Caufield

Title:	Executive Vice President & General Counsel

Address:
Affymetrix, Inc.
3380 Central Expressway
Santa Clara, CA 95051
Attn: Greg Schiffman
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

SCHWEIZERHALL HOLDING AG
SCHWEIZERHALI MANAGEMENT

By:	/s/ L. Von Bidder

Name:	L. Von Bidder

Title:	Chief Executive Officer

By:	/s/ D. Kagi

Name:	D. Kagi

Title:	Investment Analyst

Address:
c/o Mr. Luzi von Bidder
Nuschelerstrasse 30
8023 Zurich
Switzerland
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

ZAFFARONI FAMILY PARTNERSHIP, LP

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	General and Limited Partner

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

COLUMBIA ACORN TRUST (f.k.a. LIBERTY ACORN TRUST

By:	/s/ Bruce H. Lauer

Name:	Bruce H. Lauer

Title:	Treasurer

Address:
227 West Monroe, Suite 3000
Chicago, IL 60606

Attention: Geoff Wilson
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CALIFORNIA EMERGING VENTURES, LLC By: GSA Partners, LLC, its Manager
By: Grove Street Advisors, LLC, its Manager

By:	/s/ Ann. St. German

Name:	Ann St. German

Title:	Member & CFO

Address: Grove Street Advisors 20 William Street, Suite 230 Wellesley, MA 024581 Attention: Ann St. German
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CSK FINANCE CO., LTD.

By:	/s/ Syoji Wakita

Name:	Syoji Wakita

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

CSK VENTURE CAPITAL CO., LTD.,
As Investment Manager for CSK-VC Life Science Investment Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

/s/ Guillermo Surraco

GUILLERMO SURRACO
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

ALEJANDRO ZAFFARONI, TRUSTEE OF ZAFFARONI RETIREMENT TRUST FBO GONZALO M. SILVEIRA, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

ALEJANDRO ZAFFARONI, TRUSTEE OF ZAFFARONI RETIREMENT TRUST FBO M. LORETTE VIAUD, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

ALSTERTOR PRIVATE LIFE GMBH & CO. KG

By:	/s Erich Waller / Dieter Reinhardt

Name:	Waller / Reinhardt

Title:	Managing Partners

Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

MPM BIOEQUITIES MASTER FUND, LP
By: MPM BioEquities GP, LP, its General Partner

By: MPM BioEquities GP, LLC its General Partner

By:	/s/ Kurt Von Emster

Name:	Kurt Von Emster

Title:	Manager

Address:
MPM Capital, LP
601 Gateway Blvd. #350
South San Francisco, CA 94080

Attention: Kurt H. Von Emster
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement

PRIVATE LIFE BIOMED AG

By:	/s/ Marie M. Warburg / /s/ R. Gerlinger

Name:	Warburg / R. Gerlinger

Title:	Managing Directors

Address:
Katja Nehrbaß
M.M. Warburrg & CO Schiffahrtstreuhand
Gesellschaft mit beschränkter Haftung
Ferdinandstraße 65-67
D20095 Hamburg, Germany
Signature Page to Perlegen Sciences, Inc.
Amendment No. 1 to the Second Amended and Restated Stockholders’ Agreement